SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                                 July 6, 2005
    Date of Report........................................................
                      (Date of earliest event reported)

                  DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                      DAIMLERCHRYSLER MASTER OWNER TRUST
    ......................................................................
            (Exact name of registrant as specified in its charter)


      State of Delaware               333-120110              38-3523542
..............................     .................      ..................
(State or other jurisdiction         (Commission            (IRS Employer
      of incorporation)               File No.)           Identification No.)


             27777 Inkster Road, Farmington Hills, Michigan 48334
    ......................................................................
                   (Address of principal executive offices)

                                                          (248) 427-2625
    Registrant's telephone number, including area code....................

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 Registrant's Business and Operations

Item 8.01.  Other Events.
            ------------

      On July 6, 2005, DaimlerChrysler Master Owner Trust (the "Trust") issued a series of notes designated as the DaimlerChrysler Master Owner Trust Variable Funding Auto Dealer Loan Asset Backed Notes, Series 2005-B pursuant to the Series 2005-B Indenture Supplement dated as of July 1, 2005 (the "Series 2005-B Indenture Supplement"), to the Amended and Restated Indenture dated as of December 16, 2004, between the Trust and The Bank of New York, as Indenture Trustee. The Series 2005-B Indenture Supplement is attached hereto as Exhibit 4. The definitions for certain terms used in the Series 2005-B Indenture Supplement are incorporated by reference therein to the Note Purchase Agreement dated as of July 6, 2005 (the "Series 2005-B Note Purchase Agreement"), among the Trust, DaimlerChrysler Wholesale Receivables LLC, as Seller, DaimlerChrysler Services North America LLC, as Servicer, the Purchasers party thereto from time to time and Barclays Bank PLC, as Administrative Agent. These definitions are included as part of Exhibit 4 hereto after the Series 2005-B Indenture Supplement.

Section 9 Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.
            ---------------------------------

      Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

      (a) Financial statements of businesses acquired:

            None

      (b) Pro forma financial information:

            None

      (c)   Exhibits:

            Exhibit 4 Series 2005-B Indenture Supplement, including certain definitions incorporated by reference into the Series 2005-B Indenture Supplement



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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC as beneficiary of DaimlerChrysler Master Owner Trust

                                By:   Chrysler Financial Receivables
                                      Corporation, a Member


                                By:   /s/  B. C. Babbish
                                      --------------------------------
                                           B. C. Babbish
                                           Assistant Secretary



Date:  July 21, 2005



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



                                 EXHIBIT INDEX


Exhibit No.       Description of Exhibit
----------        ----------------------

      4           Series 2005-B Indenture Supplement,
                  including certain definitions incorporated by reference into the Series 2005-B Indenture Supplement






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